Exhibit 99.1

XTI Aerospace Announces Completion of Internal Review; On Track to File Quarterly Report on Form 10-Q By October 26, 2026

Provides Preliminary Second Quarter Results and Update on 2026 Guidance

DALLAS, October 13, 2026 /PRNewswire/ -- XTI Aerospace, Inc. (Nasdaq: XTIA) (“XTI Aerospace,” “XTI” or the “Company”), an aerospace and advanced technology platform and parent company of Drone Nerds, LLC (“Drone Nerds”), a leading drone solutions platform serving commercial, enterprise and government customers, today announced that its internal review, initiated in July 2026, has been completed and the Company is on track to file its Form 10-Q by October 26, 2026.

“With the internal review complete, I am happy to report that there were no financial misstatements discovered and we are on track to report our second quarter results later this month,” said Jeremy Schneiderman, Interim CEO. “With this assessment behind us, we believe we are better positioned to ensure that our corporate governance procedures meet the highest standards of compliance and transparency moving forward. We appreciate the patience and support of our employees, partners, customers, and shareholders during this process as we build a best-in-class governance structure.”

The internal review was overseen by a special committee of independent directors of the Company’s Board of Directors (the “Special Committee”), with the assistance of independent outside counsel. The Special Committee has reported to the Board of Directors on the completion of the review.

Consistent with its ongoing commitment to strong corporate governance, the Company intends to implement, under the oversight of the Board of Directors, certain enhancements to its governance framework, policies and procedures. The Board will continue to evaluate the Company’s governance practices and may adopt additional measures as it deems appropriate.

Preliminary Second Quarter Results

The Company anticipates reporting second quarter revenue of approximately $32.4 million, gross profit of approximately $5.6 million and loss from operations of approximately $9.1 million.

The preliminary financial information in this press release is unaudited, reflects management’s current estimates based on information available as of the date of this press release, and remains subject to the completion of the Company’s financial closing procedures and the review of the Company’s independent registered public accounting firm. The Company’s actual results for the second quarter may differ from these preliminary estimates.

Update on 2026 Guidance

The Company is withdrawing its previously issued 2026 financial guidance at this time and expects to provide a comprehensive update at a later date.

About XTI Aerospace, Inc.

XTI Aerospace, Inc. (“XTI”) (Nasdaq: XTIA), headquartered in Dallas, Texas, is focused on building a leading platform for commercial and government drone adoption in the growing unmanned aircraft systems (“UAS”) industry. Through its subsidiary, Drone Nerds, LLC, XTI supports enterprise and government customers in sectors including public safety, agriculture, construction, and energy across the drone program lifecycle, from hardware sourcing and deployment to training, service, repair, and the Always Flying program. Its established U.S. customer base and reputation as a trusted solutions provider position the company as a go-to-market partner for drone manufacturers and software developers seeking to scale in the domestic market.

For more information about XTI, please visit xtiaerospace.com and follow XTI on LinkedIn, Instagram, X, and YouTube.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this press release that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the timing and content of the Company’s updated 2026 guidance; (2) the timing of the filing of the Form 10-Q and subsequent periodic reports; (3) the Company’s submission of a plan to regain compliance and Nasdaq’s acceptance of any such plan; (4) the continued listing of XTI’s common stock on the Nasdaq Capital Market; (5) the Company’s planned governance, policy and procedural enhancements and the timing and anticipated benefits thereof; and (6) the Company’s preliminary, unaudited financial results for the second quarter. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of XTI’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of XTI. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; XTI’s potential inability to file the Form 10-Q or subsequent periodic reports, or to satisfy Nasdaq’s continued listing requirements; the risk that XTI’s common stock is suspended from trading or delisted; the risk that additional information comes to XTI’s attention that affects its previously issued financial statements, its disclosure controls and procedures or its internal control over financial reporting; the risk that XTI’s preliminary financial results change upon completion of its financial closing procedures and the review of its independent registered public accounting firm; the risk that XTI’s planned governance, policy and procedural enhancements are not implemented in a timely manner or do not achieve their intended benefits; XTI’s expectation, as disclosed in its Notification of Late Filing on Form 12b-25 filed with the SEC on August 17, 2026, that the Form 10-Q will disclose substantial doubt about XTI’s ability to continue as a going concern; XTI’s successful integration of any products (including achievement of synergies and cost reductions); XTI’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to XTI’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, drone safety risks, loss of key customers and deterioration in relationships between XTI and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of XTI, including as a result of the consummation of any acquisition; risks that XTI is unable to secure or protect its intellectual property; risks that XTI experiences difficulties managing its growth and expanding operations; XTI’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future acquisitions into XTI’s business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in XTI’s Annual Report on Form 10-K filed with the SEC on April 15, 2026 for the fiscal year ended December 31, 2025 and in subsequent filings made by XTI with the SEC from time to time. If any of these risks materialize or XTI management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that XTI presently does not know or that XTI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XTI’s expectations, plans or forecasts of future events and views as of the date of this press release. XTI anticipates that subsequent events and developments will cause XTI’s assessments to change. However, while XTI may elect to update these forward-looking statements at some point in the future, XTI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing XTI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Contacts:

General inquiries:
Email: contact@xtiaerospace.com
Web: https://xtiaerospace.com/contact

Investor Relations:
IR@xtiaerospace.com